Exhibit 99.1

              Kimco Updates Financial Results Reflecting
   FASB's Subsequent Deferral of Certain Provisions of SFAS No. 150

   NEW HYDE PARK, N.Y.--(BUSINESS WIRE)--Nov. 10, 2003--Kimco Realty Corporation (NYSE: KIM), the nation's largest owner and operator of neighborhood and community shopping centers, today announced that it has updated its net income for the three and nine months ended September 30, 2003, previously reported on October 23, 2003. The Company's previously released operating results reflected a reduction of approximately $2.0 million for the cumulative effect of adopting SFAS No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." This release updates those operating results to reflect the November 7, 2003 release of FASB Staff Position (FSP) FAS 150-3 that defers certain provisions of SFAS No. 150 as they apply to mandatorily redeemable non-controlling interests.
   Reflecting the revised accounting treatment, third quarter net income per diluted common share increased 50.9 percent to $0.80 from $0.53 for the comparable period in 2002. For the nine months, net income per diluted common share increased 18.8 percent to $1.90 from $1.60 a year earlier. Kimco's previously announced funds from operations (FFO), a widely accepted measure of REIT performance, is not affected by this update.
   In addition, management has provided a reconciliation from net income of its previously issued guidance for FFO per share in the fourth quarter of 2003 of $0.84 and for FFO per share in 2004 of between $3.39 and $3.45 per share.
   Kimco, a publicly-traded real estate investment trust, has specialized in shopping center acquisitions, development and management for over 35 years. Kimco owns and operates the nation's largest portfolio of neighborhood and community shopping centers with interests in 698 properties comprising approximately 100 million square feet of leasable space located throughout 40 states, Canada and Mexico. For further information refer to the Company's web site at www.kimcorealty.com.

   Safe Harbor Statement: The statements in this release, including but not limited to the earning guidance provided, state the Company's and management's hopes, intentions, beliefs, expectations or projections of the future and are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from current expectations include general economic conditions, local real estate conditions, increases in interest rates, increases in operating costs and real estate taxes. Additional information concerning factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 31, 2002. Copies of each filing may be obtained from the Company or the SEC.

                       Kimco Realty Corporation
              Condensed Consolidated Statements of Income
                 (In thousands, except per share data)


                         Three Months Ended       Nine Months Ended
                            September 30,           September 30,
                          2003         2002        2003         2002
                      ------------ ----------- ------------ ----------
Real Estate Operations:
-----------------------
 Revenues from rental
  property            $ 120,259    $  107,290  $ 357,634    $ 326,354
                      ------------ ----------- ------------ ----------

Rental property
 expenses:
  Rent                    2,787         2,633      8,358        8,469
  Real estate taxes      16,452        15,437     46,751       45,905
  Operating and
   maintenance           11,874        10,516     40,666       32,668
                      ------------ ----------- ------------ ----------
                         31,113        28,586     95,775       87,042
                      ------------ ----------- ------------ ----------

Net operating income     89,146        78,704    261,859      239,312

Equity in income of
 real estate joint
 ventures, net           11,167         9,101     30,459       24,411
Minority interests in
 income of
 partnerships, net       (2,347)         (262)    (5,743)        (738)
Income from other real
 estate investments       5,998         5,578     15,807       13,690
Mortgage financing
 income                   3,645         4,467     15,773       12,754
Management and other
 fee income               4,259         2,521     10,822        9,060
Depreciation and
 amortization           (21,593)      (17,931)   (61,081)     (53,260)
                      ------------ ----------- ------------ ----------
Income from real
 estate operations       90,275        82,178    267,896      245,229
                      ------------ ----------- ------------ ----------

Other Investments:
------------------
 Interest, dividends
  and other investment
  income                  5,701         2,380     13,394       15,472
 Other income / (loss),
  net                       273         2,372       (828)       6,257
                      ------------ ----------- ------------ ----------
                          5,974         4,752     12,566       21,729
                      ------------ ----------- ------------ ----------

 Interest expense       (26,419)      (22,048)   (74,020)     (65,580)
 General and
  administrative
  expenses              (11,234)       (7,918)   (28,726)     (23,067)
 Gain on early
  extinguishment of
  debt                       --            --      6,262           --
                      ------------ ----------- ------------ ----------
 Income from
  continuing operations
  before income taxes    58,596        56,964    183,978      178,311

Provision for income
 taxes                   (1,171)         (634)    (3,686)      (6,422)
                      ------------ ----------- ------------ ----------

 Income from continuing
  operations             57,425        56,330    180,292      171,889

Discontinued
 Operations:
------------
 Income from
  discontinued
  operating properties    1,027           523      3,851        3,800
 Gain on disposition of
  operating properties,
  net                    28,053           966     30,465        1,512
                      ------------ ----------- ------------ ----------
 Income / (loss) from
  discontinued
  operations             29,080         1,489     34,316        5,312
                      ------------ ----------- ------------ ----------

 Gain on sale of
  development
  properties, net of
  tax of $3,333,
  $1,957, $6,134 and
  $3,669,
  respectively(1)         4,999         2,937      9,202        5,505
                      ------------ ----------- ------------ ----------


 Net income              91,504        60,756    223,810      182,706

 Original issuance
  costs associated
  with the redemption
  of preferred stock(1)      --            --     (7,788)          --

 Preferred stock
  dividends              (2,909)       (4,609)   (11,759)     (13,828)
                      ------------ ----------- ------------ ----------

 Net income available
  to common
  shareholders        $  88,595    $   56,147  $ 204,263    $ 168,878
                      ============ =========== ============ ==========

Per common share:
 Income from continuing
  operations:
  - Basic             $    0.55    $     0.52  $    1.60    $    1.57
                      ============ =========== ============ ==========
  - Diluted           $    0.54(2) $     0.52  $    1.59(2) $    1.55
                      ============ =========== ============ ==========
 Net income:
  - Basic             $    0.82    $     0.54  $    1.93    $    1.62
                      ============ =========== ============ ==========
  - Diluted           $    0.80(2) $     0.53  $    1.90(2) $    1.60
                      ============ =========== ============ ==========

 Income subject to
  income taxes        $  11,167    $    8,988  $  25,315    $  28,369

Note: Reclassifications: Certain amounts in the prior period have been reclassified in order to conform with the current period's presentation.

(1) Included in the calculation of income from continuing operations per share.

(2) Reflects the potential impact if certain units were converted to common stock at the beginning of the period. Income from continuing operations and net income available to common shareholders would be increased by $1,423 and $4,269 for the three and nine months ended September 30, 2003, respectively, reflecting the distributions associated with these units.


                       Kimco Realty Corporation
                         Funds From Operations
                 (In thousands, except per share data)

                         Three Months Ended        Nine Months Ended
                            September 30,            September 30,
                         2003          2002       2003         2002
                      ------------ ----------- ------------ ----------
Funds From Operations(1)
 Net income           $  91,504    $   60,756  $ 223,810    $ 182,706
 Depreciation and
  amortization           21,912        19,198     62,492       57,181
 Depreciation and
  amortization - real
  estate joint
  ventures                8,111         4,500     20,511       12,450
 Gains on disposition
  of operating
  properties, net       (28,053)         (966)   (30,465)      (1,512)
Original issuance costs
 associated with the
 redemption of
 preferred stock             --            --     (7,788)          --
Preferred stock
 dividends               (2,909)       (4,609)   (11,759)     (13,828)
                      ------------ ----------- ------------ ----------

Funds from
 operations(1)        $  90,565    $   78,879  $ 256,801    $ 236,997
                      ============ =========== ============ ==========

Per common share:
  - Basic             $    0.84    $     0.75  $    2.42    $    2.27
                      ============ =========== ============ ==========
  - Diluted           $    0.82(2) $     0.75  $    2.38(2) $    2.25
                      ============ =========== ============ ==========

Weighted Average Share
 Information            Three Months Ended        Nine Months Ended
                            September 30,            September 30,
                         2003         2002        2003         2002
                      ------------ ----------- ------------ ----------
Weighted average
 shares -
  - Basic               107,909       104,539    105,945      104,418
  - Diluted             112,236(2)    105,491    109,888(2)   105,464

(1) Most industry analysts and equity REITs, including the Company, generally consider funds from operations ("FFO") to be an appropriate supplemental measure of the performance of an equity REIT. FFO is defined as net income applicable to common shares before depreciation and amortization, extraordinary items, cumulative effect of accounting changes, gains or losses on sales of operating real estate, plus the pro-rata amount of depreciation and amortization of unconsolidated joint ventures determined on a consistent basis. Given the nature of the Company's business as a real estate owner and operator, the Company believes that FFO is helpful to investors as a measure of its operational performance. FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and therefore should not be considered an alternative for net income as a measure of liquidity. In addition, the comparability of the Company's FFO with the FFO reported by other REITs may be affected by the differences that exist regarding certain accounting policies relating to expenditures for repairs and other recurring items.

(2) Reflects the potential impact if certain units were converted to common stock at the beginning of the period. Net income would be increased by $1,423 and $4,269 for the three and nine months ended September 30, 2003, respectively, reflecting the distributions associated with these units.


                       Kimco Realty Corporation
                 Condensed Consolidated Balance Sheets
                 (In thousands, except per share data)

                                            September 30, December 31,
                                                 2003         2002
                                             ------------ ------------
Assets:
 Operating real estate, net of accumulated
  depreciation of $551,525 and $516,558,
  respectively                               $ 2,746,726  $ 2,669,648
 Investments and advances in real estate
  joint ventures                                 447,412      390,484
 Real estate under development                   262,575      234,953
 Other real estate investments                   109,308       99,542
 Mortgages and other financing receivables        79,161       94,024
 Cash and cash equivalents                       106,960       35,962
 Marketable securities                            43,876       66,992
 Accounts and notes receivable                    61,163       55,012
 Other assets                                    126,480      110,261
                                             ------------ ------------
                                             $ 3,983,661  $ 3,756,878
                                             ============ ============
Liabilities:
 Notes payable                               $ 1,312,250  $ 1,302,250
 Mortgages payable                               205,954      230,760
 Construction loans payable                       62,420       43,972
 Other liabilities, including minority
  interests in partnerships                      300,137      272,568
                                             ------------ ------------
                                               1,880,761    1,849,550
                                             ------------ ------------

Stockholders' Equity:
Preferred stock, $1.00 par value, authorized
 3,600,000 shares
Class A Preferred Stock, $1.00 par value,
 authorized 345,000 shares issued and
 outstanding  0 and 300,000 shares,
 respectively                                        --           300
 Aggregate liquidation preference $0 and
  $75,000, respectively
Class B Preferred Stock, $1.00 par value,
 authorized 230,000 shares issued and
 outstanding  0 and 200,000 shares,
 respectively                                        --           200
 Aggregate liquidation preference $0 and
  $50,000, respectively
Class C Preferred Stock, $1.00 par value,
 authorized 460,000 shares issued and
 outstanding  0 and 400,000 shares,
 respectively                                        --           400
 Aggregate liquidation preference $0 and
  $100,000, respectively
Class F Preferred Stock, $1.00 par value,
 authorized 700,000 shares issued and
 outstanding 700,000 and 0 shares,
 respectively                                        700          --
 Aggregate liquidation preference $175,000
  and $0, respectively
Common Stock, $.01 par value, authorized
 200,000,000 shares issued and outstanding
 110,331,759, and 104,601,828 shares,
 respectively                                      1,103        1,046
Paid-in capital                                2,139,319    1,984,820
Cumulative distributions in excess of net
 income                                          (48,213)     (85,367)
                                             ------------ ------------
                                               2,092,909    1,901,399
Accumulated other comprehensive income            11,085        7,401
Notes receivable from officer stockholders        (1,094)      (1,472)
                                             ------------ ------------
                                               2,102,900    1,907,328
                                             ------------ ------------
                                             $ 3,983,661  $ 3,756,878
                                             ============ ============

Reclassifications:

Certain amounts in the prior period have been reclassified in order to conform with the current period's presentation.


                       Kimco Realty Corporation
  Reconciliation of Projected Diluted Net Income Per Common Share to
           Projected Funds From Operations Per Common Share

                                            Projected  Projected Range
                                             Q4 2003   Full Year 2004
                                                         Low     High
                                                      -------- -------
Projected diluted earnings per common share    $0.59    $2.39   $2.45
Projected depreciation and amortization         0.20     0.78    0.78
Projected depreciation and amortization real
 estate joint ventures                          0.08     0.32    0.32
Projected preferred stock dividends            (0.03)   (0.10)  (0.10)
                                            --------- -------- -------
Projected FFO per diluted common share         $0.84    $3.39   $3.45
                                            ========= ======== =======

    CONTACT: Kimco Realty Corporation
             Scott Onufrey, 516-869-7190
             sonufrey@kimcorealty.com